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                                                                   EXHIBIT 10.20

                   FOURTH AMENDMENT TO BUSINESS LOAN AGREEMENT

                This Fourth Amendment to Business Loan Agreement (the "Amendment") is made as of January 14, 2003, between Bank of America, N. A.("Bank"), and Pacific Sunwear of California, Inc., a California corporation (the "Borrower").

                                    RECITALS

        A. Borrower and Bank entered into that certain Business Loan Agreement dated as of April 3, 2001, as previously amended (the "Agreement").

        B. Borrower and Bank desire to further amend certain terms and provisions of the Agreement.

                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2. Amendments. The Agreement is hereby amended as follows:

                2.1 In Section 9.7 (f) of the Agreement, the words "Five Million Dollars ($5,000,000.00)" are hereby deleted in its entirety and replaced with "Ten Million Dollars ($10,000,000.00)".

        3. Representations and Warranties. Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing and has not been previously waived, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

        4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

                4.1 This Amendment duly executed by all parties hereto.

                4.2 Payment of all out-of-pocket expenses, including attorneys' fees, incurred by the Bank in connection with the preparation of this Amendment.



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        5. Effect of Amendment. Except as provided in this Amendment, the
Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.


        IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.


                                        BANK OF AMERICA, N.A.


                                        By: /s/ C.K. Goodfellow
                                           -------------------------------------
                                        Name: Cynthia K. Goodfellow
                                             -----------------------------------
                                        Title: Vice President
                                           -------------------------------------


                                        PACIFIC SUNWEAR OF CALIFORNIA, INC.


                                        By: /s/ Carl W. Womack
                                           -------------------------------------
                                        Name: Carl W. Womack
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                           -------------------------------------


                                        By: /s/ Greg H. Weaver
                                           -------------------------------------
                                        Name: Greg H. Weaver
                                             -----------------------------------
                                        Title: Chief Executive Officer
                                           -------------------------------------




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